UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On November 20, 2019, Intel Corporation (“Intel”) issued an open letter to customers discussing continued supply challenges, including shipment delays, for the company’s PC client products during the fourth quarter. A copy of the letter is attached to this report as Exhibit 99.1.

Separately, Intel is stating in this report that it is reaffirming its previous guidance for the fourth quarter issued in its earnings release dated October 24, 2019.

Forward-Looking Statements

This report and the letter attached as Exhibit 99.1 contain forward-looking statements relating to Intel’s business outlook for the fourth quarter of 2019 and expectations regarding increases in supply and output capacity, as well as other statements that refer to future plans and expectations. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management’s expectations as of the date they were first made and, except as required by law, Intel disclaims any obligation to update these statements to reflect future events or circumstances. Forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from the company’s expectations include changes in market conditions, supply constraints and other disruptions, changes in capital requirements, and other factors set forth in Intel’s earnings release dated October 24, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on such date. Additional information regarding these and other risk factors that could cause actual results to differ materially is included in Intel’s most recent Annual Report on Form 10-K and subsequent periodic reports on Form 10-Q, filed or furnished with the SEC and available at Intel’s investor relations website at www.intc.com and the SEC’s website at www.sec.gov.

The information in Item 7.01 of this report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are provided as part of this report:

Exhibit Number	Description

99.1	Customer Letter issued by Intel, dated November 20, 2019.

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: November 20, 2019	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary